SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the securities exchange act of 1934

                                 AUGUST 16, 2001
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                                   GENUS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                                   ----------
         (State or other jurisdiction of incorporation or organization)

     000-17139                                                94-2790804
     ---------                                                ----------
    Commission File Number       (I.R.S. Employer Identification Number)

                               1139 Karlstad Drive
                               Sunnyvale, CA 94089
                               -------------------
                    (Address of principal executive offices)

                                 (408) 747-7120
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS

     On May 31, 2001 Genus, Inc. filed Form S-3. On July 20, 2001, August 7, 2001, and August 15, 2001 the Company filed Amendments No. 1, 2, and 3 respectively to the Form S-3. The information that is set forth in the Registrant's Press Releases dated June 7, 2001, June 14, 2001, June 19, 2001, August 1, 2001, August 2, 2001, August 8, 2001 and August 9, 2001 is incorporated and attached herein as Exhibits 99.1 to 99.7 to this Form 8-K.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

      (c)     Exhibits

     99.1  Press  release  of  Genus,  Inc.  dated  June  7,  2001
     99.2  Press  release  of  Genus,  Inc.  dated  June  14,  2001
     99.3  Press  release  of  Genus,  Inc.  dated  June  19,  2001
     99.4  Press  release  of  Genus,  Inc.  dated  August  1,  2001
     99.5  Press  release  of  Genus,  Inc.  dated  August  2,  2001
     99.6  Press  release  of  Genus,  Inc.  dated  August  8,  2001
     99.7  Press  release  of  Genus,  Inc.  dated  August  9,  2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                             GENUS,  INC.

Date:  August  16,  2001                    /s/  Kenneth  Schwanda
                                            ----------------------
                                            Kenneth  Schwanda
                                            Vice  President  of  Finance and
                                            Chief  Financial Officer

                                  EXHIBIT INDEX

Exhibit  No.          Description
------------          -----------

99.1                Press  release  of  Genus,  Inc.  dated  June  7,  2001
99.2                Press  release  of  Genus,  Inc.  dated  June  14,  2001
99.3                Press  release  of  Genus,  Inc.  dated  June  19,  2001
99.4                Press  release  of  Genus,  Inc.  dated  August  1,  2001
99.5                Press  release  of  Genus,  Inc.  dated  August  2,  2001
99.6                Press  release  of  Genus,  Inc.  dated  August  8,  2001
99.7                Press  release  of  Genus,  Inc.  dated  August  9,  2001